UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2005

CONSUMERS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

033-79130
(Commission File Number)

34-1771400
(I.R.S. Employer Identification Number)

614 East Lincoln Way
P.O. Box 256
Minerva, Ohio 44657
(Address of principal executive offices)
(Zip code)

(330) 868-7701
(Registrant’s telephone number, including area code)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective February 5, 2005, Jennifer J. Tessanne departed as Chief Operating Officer and her responsibilities are now being handled by other officers of the Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Consumers Bancorp, Inc.

(Registrant)

Date: February 10, 2005	/s/ Steven L. Muckley

Steven L. Muckley, Chief Executive Officer,
Chief Financial Officer and President